                                                     REGISTRATION NOS. 333-46112
                                                                       811-10141

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / /

     Pre-Effective Amendment No. ___                               / /

     Post-Effective Amendment No. 8                                /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /

     Amendment No. 9                                               /X/


                             DAVIS PARK SERIES TRUST
               (Exact name of registrant as specified in charter)


              1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (510) 522-3336


              1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502
                     (Name and address of agent for service)

                                    Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box)

     / / immediately upon filing pursuant to paragraph (b)

     /X/ on November 1, 2004 pursuant to paragraph (b)

     / / 60 days after filing pursuant to paragraph (a)(1)

     / / on (date) pursuant to paragraph (a)(1)

     / / 75 days after filing pursuant to paragraph (a)(2)

     / / on (date) pursuant to paragraph (a)(2) of Rule 485.

[AMERISTOCK FUNDS LOGO]

PROSPECTUS


NOVEMBER 1, 2004


AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[AMERISTOCK FUNDS LOGO]

     1320 Harbor Bay Parkway, Suite 145
     Alameda, CA 94502
     (800) 394-5064
     www.ameristock.com

     AMERISTOCK MUTUAL FUND, INC.
     AMERISTOCK FOCUSED VALUE FUND

     MINIMUM INVESTMENT:             $1,000
     SALES CHARGE:                   None, 100% No-Load
     12(b)1 FEE:                     None

     REDEMPTION FEE:
     AMERISTOCK MUTUAL FUND, INC.:   None
     AMERISTOCK FOCUSED VALUE FUND:  1.00% if shares are redeemed within 3 years of purchase

     Ameristock Mutual Fund, Inc. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

     Ameristock Focused Value Fund is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.


     NOVEMBER 1, 2004

TABLE OF CONTENTS

        RISK/RETURN SUMMARY -
        AMERISTOCK MUTUAL FUND, INC.                                           4

        RISK/RETURN SUMMARY -
        AMERISTOCK FOCUSED VALUE FUND                                          7

        FEES AND EXPENSES                                                     12

        HOW TO BUY SHARES                                                     14

        HOW TO REDEEM SHARES                                                  16

        NET ASSET VALUE                                                       19

        INVESTMENT MANAGEMENT.                                                19

        DIVIDENDS AND TAXES                                                   21

        OTHER INFORMATION                                                     21

        FINANCIAL HIGHLIGHTS -
        AMERISTOCK MUTUAL FUND, INC.                                          22

        FINANCIAL HIGHLIGHTS -
        AMERISTOCK FOCUSED VALUE FUND                                         23

        PRIVACY POLICY                                                        24

RISK/RETURN SUMMARY -
AMERISTOCK MUTUAL FUND, INC.

     INVESTMENT OBJECTIVE
     The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

     PRINCIPAL INVESTMENT STRATEGIES
     Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. For purposes of the Fund, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current income component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

     This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization stocks experiencing accelerated earnings or revenue growth ("growth stocks") in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets the investment criteria described above.

     Under normal market conditions, this Fund will invest at least 80% of the value of its net assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. In these circumstance, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

                                                     PROSPECTUS NOVEMBER 1, 2004

     PRINCIPAL RISKS
     Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

          - The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

          - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

          - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

          - There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund's investment adviser originally expected.

          - "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

          - An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

1-800-394-5064 - www.ameristock.com

     BAR CHART AND PERFORMANCE TABLE
     The bar chart and table shown below provide an indication of the risks of investing in Ameristock Mutual Fund, Inc. by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one-year and five-year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[CHART]

     AMERISTOCK MUTUAL FUND, INC.


     1996         27%
     1997         33%
     1998         32%
     1999          3%
     2000         20%
     2001          1%
     2002        -16%
     2003         21%



     *THE FUND'S RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 WAS -1.47%.

     HIGH AND LOW QUARTERLY RETURNS. DURING THE PERIODS REFLECTED IN THE ABOVE CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.10% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -18.45% (QUARTER ENDED SEPTEMBER 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                  1YEAR     5YEARS     LIFE OF FUND(2)
Return Before Taxes                               21.27%     5.04%           15.27%
Return After Taxes on Distributions               20.57%     4.20%           14.29%
Return After Taxes on Distrubutions and Sale
  of Fund Shares                                  13.81%     3.85%           13.09%
----------------------------------------------------------------------------------------
S&P 500 Index(3)                                  28.68%    -0.53%           10.34%
(reflects no deduction for fees, expenses, or
  taxes)


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) SINCE AUGUST 31, 1995.


(3) THE S&P 500 INDEX IS A BROAD-BASED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD COMMON STOCKS. THE INDEX PERFORMANCE SET FORTH ABOVE REFLECTS THE REINVESTMENT OF DIVIDENDS. IT IS AN UNMANAGED INDEX AND THEREFORE DOES NOT REFLECT ANY MANAGEMENT FEES OF TRANSACTION COSTS.


RISK/RETURN SUMMARY -
AMERISTOCK FOCUSED VALUE FUND

     INVESTMENT OBJECTIVE
     The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES
     Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

     This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the investment adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the investment adviser decides that it no longer meets these investment criteria.

     This Fund also may invest in corporate debt securities of companies headquartered in the United States which the investment adviser believes have the capacity for capital appreciation. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which are considered speculative investments.

     Under normal market conditions, this Fund will invest at least 65% of the value of its net assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. In these circumstance, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

     This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and (ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

     PRINCIPAL RISKS
     Investment in Ameristock Focused Value Fund is subject to the following principal risks:

          - The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

          - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

          - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

          - While this Fund also invests in larger companies, the Fund makes substantial investments in smaller companies. Smaller companies are especially sensitive to the factors described above due to certain characteristics such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Fund's investment adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

          - There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund's investment adviser originally expected. Securities of companies that are experiencing operating losses, litigation, or other similar circumstances will generally be subject to a higher degree of risk than other "value" securities.

          - "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

          - This Fund's portfolio will also be exposed to the certain additional risks in connection with its investments in corporate debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. In addition, an issuer of debt securities may default (fail to repay interest and principal when due). Such defaults typically increase during periods of economic downturn. Securities rated below investment grade generally entail greater risk of default than investment grade securities, and their prices are generally more volatile.

          - This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets will likely be invested in the shares of a limited number of companies. The Fund's share price, therefore, may decline in value more as a result of a decline in the value of any single portfolio security than the share price of a "diversified" fund, and may be more susceptible to particular economic, political and regulatory events. In fact, a decline in the value of a single portfolio security could have a substantial effect on the Fund's share price.

          - An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

          - As discussed in more detail below under "Potential Conversion of the Ameristock Focused Value Fund," the Fund may in the future be converted into a stock exchange listed holding company. Also as discussed below, an investment in such a company would be subject to a number of risks substantially different from, and possibly greater than, the risks of investing in the Fund as it currently operates.

     BAR CHART AND PERFORMANCE TABLE
     The bar chart and table shown below provide an indication of the risks of investing in Ameristock Focused Value Fund by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broadbased securities market index. How the Fund has performed in the past is not neccessarily an indication of how the Fund will perform in the future.

[CHART]

     AMERISTOCK FOCUSED VALUE FUND


     2001         60%
     2002        -19%
     2003         27%



     *THE FUND'S RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 WAS 0.35%.

     HIGH AND LOW QUARTERLY RETURNS. DURING THE PERIOD REFLECTED IN THE ABOVE CHART, THE HIGHEST RETURN FOR A QUARTER WAS 30.87% (QUARTER ENDED MARCH 31,
     2001) AND THE LOWEST RETURN FOR A QUARTER WAS -29.65% (QUARTER ENDED SEPTEMBER 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                 1YEAR        LIFE OF FUND(2)
Return Before Taxes                              27.30%             21.95%
Return After Taxes on Distributions              27.30%             20.13%
Return After Taxes on Distrubutions and Sale
  of Fund Shares                                 17.09%             14.85%
--------------------------------------------------------------------------------
Russell 2000 Index(3)                            47.26%              3.92%
(reflects no deduction for fees, expenses, or
  taxes)


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) SINCE DECEMBER 26, 2000.


(3) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE INDEX PERFORMANCE SET FORTH ABOVE REFLECTS THE REINVESTMENT OF DIVIDENDS. IT IS AN UNMANAGED INDEX AND THEREFORE DOES NOT REFLECT ANY MANAGEMENT FEES OF TRANSACTION COSTS.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          AMERISTOCK MUTUAL      AMERISTOCK FOCUSED
                                                              FUND, INC.             VALUE FUND
     Maximum Sales Charge (Load)
     Imposed on Purchases                                       None                    None
     Maximum Deferred
     Sales Charge (Load)                                        None                    None
     Redemption Fee(1)                                          None                    1.00%(2)

     ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management Fees(3)                                         0.77%                   1.35%
     Distribution (12b-1) Fees                                  0.00%                   0.00%
     Other Expenses                                             0.00%(4)                0.00%
     ----------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                       0.77%                   1.35%
     ----------------------------------------------------------------------------------------------
     Fee Waiver                                                 0.00%(5)                0.14%(6)
     Net Expenses                                               0.77%                   1.21%
     ==============================================================================================


     (1) IN ADDITION TO ANY REDEMPTION FEE, THERE IS A CHARGE OF $20.00 FOR EACH WIRE REDEMPTION.

     (2) PAYABLE ONLY IF SHARES REDEEMED WITHIN 3 YEARS OF PURCHASE, AS DESCRIBED BELOW UNDER "HOW TO REDEEM SHARES; REDEMPTION FEE - AMERISTOCK FOCUSED VALUE FUND.

     (3) THE FUNDS' INVESTMENT ADVISER HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF EACH FUND EXCEPT FOR BROKERAGE, TAXES, INTEREST, EXTRAORDINARY EXPENSES, AND, IN THE CASE OF AMERISTOCK MUTUAL FUND, INC., NON-INTERESTED DIRECTOR FEES.

     (4)  AMOUNTS ARE LESS THAN .005%.


     (5) THE INVESTMENT ADVISER FOR THE AMERISTOCK MUTUAL FUND, INC. HAS AGREED TO WAIVE A PORTION OF ITS INVESTMENT ADVISORY FEE FOR THE FUND IN THE AMOUNT OF 0.05% OF THE FUND'S AVERAGE NET ASSETS IN EXCESS OF $2 BILLION. THIS WAIVER DID NOT REDUCE THE ADVISORY FEE PAID BY THE FUND DURING ITS MOST RECENTLY COMPLETED FISCAL YEAR, AS THE ASSETS OF THE FUND DID NOT EXCEED $2 BILLION AT ANY TIME DURING THE FISCAL YEAR. THE WAIVER WILL REMAIN IN EFFECT UNTIL AT LEAST JUNE 30, 2005 AND, THEREAFTER, MAY BE REVOKED BY THE INVESTMENT ADVISER AT ANY TIME ON AT LEAST SIXTY (60) DAYS' NOTICE TO THE FUND.

     (6) THE INVESTMENT ADVISER FOR THE AMERISTOCK FOCUSED VALUE FUND HAS AGREED TO WAIVE A PORTION OF ITS INVESTMENT ADVISORY FEE FOR THE FUND IN THE AMOUNT OF 0.35% OF THE FUND'S AVERAGE NET ASSETS IN EXCESS OF $10 MILLION. BECAUSE THIS WAIVER BECAME EFFECTIVE JULY 1, 2004, THE WAIVER DID NOT REDUCE THE ADVISORY FEE PAID BY THE FUND DURING ITS MOST RECENTLY COMPLETED FISCAL YEAR. THE WAIVER WILL REMAIN IN EFFECT UNTIL AT LEAST OCTOBER 31, 2005 AND, THEREAFTER, MAY BE REVOKED BY THE INVESTMENT ADVISER AT ANY TIME ON AT LEAST SIXTY (60) DAYS' NOTICE TO THE FUND.

     Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and, except where indicated, that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. The Example further assumes that the fee waiver currently in effect for the Ameristock Focused Value Fund remains in effect for the minimum period required. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                 1 YEAR     3 YEARS   5 YEARS    10 YEARS
     ------------------------------------------------------------------------------------
     Ameristock Mutual Fund, Inc.               $     79   $    246   $    428   $    954
     Ameristock Focused Value Fund
       Assuming redemption of shares            $    223   $    414   $    726   $  1,610
       Assuming no redemption of shares         $    123   $    414   $    726   $  1,610
     ------------------------------------------------------------------------------------


POTENTIAL CONVERSION OF THE AMERISTOCK FOCUSED VALUE FUND

     Ameristock Focused Value Fund is a non-diversified, no-load mutual fund that looks for investment opportunities in any situation or company that offers potential capital appreciation. As a mutual fund, however, it is limited by the amount and types of investments that it can make. These restrictions would not apply if it were a holding company instead of a mutual fund. Therefore, the Fund's investment adviser believes that converting the Fund from an investment company to a stock exchange listed holding company could open up new opportunities for investing and participating in both publicly traded and privately held companies. CONSEQUENTLY, IT IS THE INTENT OF THE INVESTMENT ADVISER TO PROPOSE TO THE FUND'S BOARD OF TRUSTEES THAT THE FUND BE CLOSED AND SHAREHOLDER APPROVAL BE SOUGHT TO CONVERT THE FUND WHEN THE ASSETS OF THE FUND ARE BETWEEN $50 MILLION AND $100 MILLION.


     The investment adviser has the following reasons for believing that converting the Fund to a holding company would benefit Fund shareholders. For one, it would permit the Fund to own majority or greater positions in the same types of companies the Fund currently invests in and participate in the management of those businesses. To the extent that management is able to identify companies with the potential for capital appreciation, owning more of those companies could increase shareholder value. In addition, like other mutual fund shareholders, the Fund's shareholders currently can only receive the "net asset value" of their shares when they sell them. Net asset value is based primarily on the current market value of the Fund's investments. In contrast, for various reasons a publicly traded company's shares could trade at a premium to the value of its net assets.

     An investment in a publicly traded holding company would be subject to a number of risks substantially different from and possibly greater than the risks of investing in the Fund. For instance, while there is the possibility that a holding company would trade at a premium, it could also trade at a discount to the value of its net assets. In this regard, changes in a publicly traded company's share price might occur for reasons entirely unrelated to changes in the value of its assets. Also, while shares of the Fund are redeemable at any time, the liquidity of a holding company's shares will depend on the existence of an active market for such shares. Furthermore, by holding interests in a small number of businesses the holding company would be subject to proportionately greater effects from a downturn in any of those businesses. In addition, it is the investment adviser's intent that one if not both of the Fund's current portfolio managers would lead the management of the new public company. The professional experience of the Fund's portfolio managers has been in the investment management business, not in the management of commercial businesses. Finally, shareholders of a holding company would not be subject to the protections afforded to shareholders of the Fund by the Investment Company Act of 1940, including the restrictions of such Act on transactions with affiliates and its requirement for independent members of a fund's board of directors.

     These are just some of the potential risks that would accompany a conversion. Regardless of the risks and any potential benefits, for various reasons the conversion might never take place. First, the Fund's shareholders or its Trustees might not approve the conversion. Furthermore, the Fund may never reach the $50-100 million asset level at which the conversion will be pursued. Finally, while the legal issues relating to the conversion have been analyzed in some detail, a conversion of this nature would not be a common occurrence and would raise a number of legal and practical issues that might serve to prevent the conversion, delay its completion, or prevent management from devoting its full attention to the Fund's portfolio management.


HOW TO BUY SHARES


     Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent (or an Intermediary as discussed below) of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.


     To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your personal check payable to Ameristock Mutual Fund, Inc. or Ameristock Focused Value Fund, to:

     First Class Mail:


          Ameristock Funds


          P.O. Box 44266
          Denver, CO 80201-4266

     Overnight Mail:

          Ameristock Funds
          c/o ALPS Mutual Fund Services
          1625 Broadway, Suite 2200
          Denver, CO 80202


     To purchase shares by wire, transmit funds from your account to:

          State Street Bank & Trust
          225 Franklin Street
          Boston, MA 02171
          ABA #011000028
          DDA #42996082
          Account Name: Ameristock Funds
          Fund Name
          Shareholder Account #
          Shareholder Name

     Your investment will be considered to be in "proper form" if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation. The Funds will not accept cash, cashier's checks, money orders, credit card convenience checks, traveler's checks, third party checks or third party wire transfers.

     Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.


     You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an "Intermediary"). Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Fund. An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to a Fund after such net asset value has been calculated. No Fund is responsible for the failure of any Intermediary to carry out its obligations to its customers. Intermediaries may receive compensation from the Funds' investment adviser for making the Funds available to their customers (such payments are sometimes referred to as "revenue sharing"), and for the recordkeeping and similar administrative services the Intermediaries provide to their customers. While the Investment Adviser does not believe that the Funds are provided any increased distribution services or prominence by any Intermediary as compared to other funds offered by the Intermediary, a particular Intermediary's compensation arrangements may vary from fund to fund, and an Intermediary therefore may have a financial incentive to have its customers purchase shares of the Funds over other funds that it offers.

     Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, including purchase orders determined to be part of a strategy of frequent trading in Fund shares.


HOW TO REDEEM SHARES

     GENERAL

     You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value (determined as described under "Net Asset Value") next calculated after receipt of a properly completed redemption request by the Transfer Agent or an Intermediary, less any applicable redemption fee as described below under "Redemption Fee". Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.


     Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

     Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

     Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

     Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practical for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. In addition, anti-money laundering and similar government regulations may require the Fund to block a shareholder's account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

     REDEMPTION FEE - AMERISTOCK FOCUSED VALUE FUND
     A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

     A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemption fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

     Also, even if a shareholder has not held shares long enough to make a redemption fee inapplicable when the shareholder redeems, the redemption fee will not be applicable to an amount which represents appreciation in the value of the particular shares being redeemed since they were purchased. A redemption fee will, however, be applicable to the amount originally paid for the particular shares being redeemed. For example, assume a shareholder purchased 100 shares at $10 per share, and two years later the value of those shares has increased to $12 per share. If the shareholder redeems $600 worth of shares, i.e., 50 shares, the $100 which represents appreciation of the shares being redeemed in this example would not be subject to a redemption fee. A redemption fee would, however, be charged on $500 of that amount, since that is what the shareholder paid for the shares, and the shares have been held for less than three years. If, on the other hand, the shareholder had bought shares earlier than three years ago which had a current market value of $600 or more, it would be assumed that those "older" shares were the ones being redeemed, and no redemption fee would be charged.

     No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

     REDEMPTION BY MAIL
     Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:


     First Class Mail:


          Ameristock Funds

          P.O. Box 44266
          Denver, CO 80201-4266

     Overnight Mail:

          Ameristock Funds
          c/o ALPS Mutual Fund Services
          1625 Broadway, Suite 2200
          Denver, CO 80202


     The redemption request must:

          1. Include your name and account number.

          2. Specify the name of the Fund from which shares are to be redeemed.

          3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

          4. Be signed by all owners exactly as their names appear on the account.

          5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you want to change ownership of the account,
             (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), (iv) the redemption request is made within 15 days after you request a change to the account owner or address, or (v) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

     In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

     In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

     REDEMPTION BY TELEPHONE
     You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request.

     By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide certain account information before your instructions will be carried out, and the telephone transaction may be tape recorded. The Transfer Agent has adopted these procedures to reasonably verify that telephone instructions are genuine. If it follows those procedures, neither the Funds nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Funds, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

NET ASSET VALUE


     Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations. If market quotations for an investment are not readily available or are suspect, the investment will be valued at its "fair value" as determined in good faith by, or under procedures adopted by, the Fund's Board of Directors or Trustees.


     Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, the value of each Fund's portfolio securities may change on days when a Fund's net asset value per share is not determined and shareholders are not able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

     Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Focused Value Fund since its inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.


     For the services of the Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Investment Adviser, Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.35% of average net assets. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses, and, in the case of Ameristock Mutual Fund, Inc., non-interested director fees.

     The Adviser has agreed to waive a portion of its advisory fee for the Ameristock Mutual Fund, Inc. in the amount of 0.05% of the Fund's average net assets in excess of $2 billion. Consequently, while such waiver is in effect, the Fund will pay the Adviser a fee at an annual rate of 1.00% of the Fund's average net assets up to $100 million, 0.75% of the net assets over $100 million but not in excess of $2 billion, and 0.70% of the net assets over $2 billion. This waiver will remain in effect until at least June 30, 2005. Thereafter, the Adviser may revoke the waiver at any time on at least sixty (60) days' notice to the Fund.

     The Adviser has agreed to waive a portion of its advisory fee for the Ameristock Focused Value Fund in the amount of 0.35% of the Fund's average net assets in excess of $10 million. Consequently, while such waiver is in effect, the Fund will pay the Adviser a fee at an annual rate of 1.35% of the Fund's average net assets up to $10 million, and 1.00% of the net assets over $10 million. This waiver will remain in effect until at least October 31, 2005. Thereafter, the Adviser may revoke this waiver at any time on at least sixty (60) days' notice to the Fund.

     The advisory fees received by the Adviser from the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund for the fiscal year ended June 30, 2004 were 0.77% and 1.35% of average net assets, respectively.


     Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PricewaterhouseCoopers from 1994 to 1999.

     The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser in 2000.

DIVIDENDS AND TAXES

     Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

     In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

     If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. That distribution likely will be taxable to you depending on the circumstances. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

     Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income, although dividends that consist of dividends the Fund has received from qualifying corporations are taxable at a maximum rate of 15 percent, rather than the normal marginal rates; capital gain distributions are taxable at different rates depending upon the length of time the Fund holds its assets and other factors.


     Fund distributions may consist of both dividends and capital gains. Generally, distributions from the Ameristock Focused Value Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


OTHER INFORMATION

     U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 acts as the custodian of each Fund's investments.

     ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the transfer agent, administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the distributor for the Funds.


     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.


     Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, has provided advice on certain matters relating to the federal securities laws.

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2004 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request. The information for the four fiscal years ended June 30, 2003 has been audited by McCurdy & Associates CPA's, Inc., the prior independent accountants for the Fund.



                                                                    YEAR ENDED JUNE   30,
                                           ----------------------------------------------------------------------
                                              2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Year       $    35.93     $    37.57     $    42.18     $    34.76     $    38.89
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                      0.75           0.66           0.53           0.59           0.55
  Net Gains(Losses) on Securities -
    Realized and Unrealized                      3.49          (1.40)         (4.81)          8.91          (3.92)
-----------------------------------------------------------------------------------------------------------------
Total From Investment Operations                 4.24          (0.74)         (4.28)          9.50          (3.37)
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends (from net investment income)        (0.63)         (0.41)         (0.29)         (0.45)         (0.42)
  Distributions (from captial gains)             0.00          (0.49)         (0.04)         (1.63)         (0.34)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.63)         (0.90)         (0.33)         (2.08)         (0.76)
-----------------------------------------------------------------------------------------------------------------

Net Asset Value at End of Period           $    39.54     $    35.93     $    37.57     $    42.18     $    34.76
=================================================================================================================

TOTAL RETURN                                    11.88%         (1.77)%       (10.19)%        27.85%         (8.67)%

RATIOS/SUPPLEMENTAL DATA
  Net Assets End of Period (millions)      $ 1,870.06     $ 1,601.41     $ 1,468.39     $   756.16     $    86.66
  Ratio of Expenses to Average Net
    Assets                                       0.77%          0.78%          0.77%          0.83%          0.99%
  Ratio of Net Income to
    Average Net Assets                           1.96%          1.97%          1.31%          1.50%          1.51%
  Portfolio Turnover Rate**                      5.96%          3.21%         13.71%          5.97%         31.13%



(1) BASED ON AVERAGE SHARES OUTSTANDING.

**A PORTFOLIO TURNOVER RATE IS, IN GENERAL, THE PERCENTAGE COMPUTED BY TAKING THE LESSER OF PURCHASES OR SALES OF PORTFOLIO SECURITIES (EXCLUDING SECURITIES WITH A MATURITY DATE OF ONE YEAR OR LESS AT THE TIME OF ACQUISITION) FOR A PERIOD AND DIVIDING IT BY THE MONTHLY AVERAGE OF THE MARKET VALUE OF SUCH SECURITIES DURING THE PERIOD. PURCHASES AND SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES) FOR THE YEAR ENDED JUNE 30, 2004 WERE $250,303,358 AND $102,396,137, RESPECTIVELY.


NOTES TO FINANCIAL STATEMENTS APPEAR IN THE FUND'S ANNUAL REPORT.

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2004 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request. The information for the two years in the period ended June 30, 2003 and the period December 26, 2000 to June 30, 2001 has been audited by McCurdy & Associates CPA's, Inc., the prior independent accountants for the Fund.



                                                                                         DEC. 26, 2000
                                                     YEAR ENDED JUNE  30,                INCEPTION TO
                                              2004           2003           2002        JUNE 30, 2001(1)
--------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period     $    17.64     $    23.98     $    23.87     $          15.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                     (0.13)         (0.01)         (0.15)               (0.09)
  Net Gains(Losses) on Securities -
    Realized and Unrealized                      5.52          (4.94)          0.49                 8.91
--------------------------------------------------------------------------------------------------------
Total From Investment Operations                 5.39          (4.95)          0.34                 8.82
--------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Dividends (from net investment income)         0.00           0.00           0.00                 0.00
  Distributions (from captial gains)             0.00          (1.51)         (0.34)                0.00
--------------------------------------------------------------------------------------------------------
Total Distributions                              0.00          (1.51)         (0.34)                0.00
--------------------------------------------------------------------------------------------------------
Paid-in-Capital from redemption
  fees                                           0.28           0.12           0.11                 0.05
--------------------------------------------------------------------------------------------------------

Net Asset Value at End of Period           $    23.31     $    17.64     $    23.98     $          23.87
========================================================================================================

TOTAL RETURN                                    32.14%        (20.45)%         1.96%               59.13%

RATIOS/SUPPLEMENTAL DATA
  Net Assets End of Period (millions)      $    14.36     $    15.92     $    36.27     $           2.50
  Ratio of Expenses to Average Net
    Assets                                       1.35%          1.35%          1.35%                1.35%*
  Ratio of Net Investment Income to
    Average Net Assets                          (0.58)%        (0.03)%        (0.59)%              (0.80)%*
  Portfolio Turnover Rate**                     23.44%         14.28%         79.25%               29.80%


(1) FROM INCEPTION OF INVESTMENT ACTIVITY (12/26/00)


(2) BASED ON AVERAGE SHARES OUTSTANDING


* ANNUALIZED


** A PORTFOLIO TURNOVER RATE IS, IN GENERAL, THE PERCENTAGE COMPUTED BY TAKING THE LESSER OF PURCHASES OR SALES OF PORTFOLIO SECURITIES (EXCLUDING SECURITIES WITH A MATURITY DATE OF ONE YEAR OR LESS AT THE TIME OF ACQUISITION) FOR A PERIOD AND DIVIDING IT BY THE MONTHLY AVERAGE OF THE MARKET VALUE OF SUCH SECURITIES DURING THE PERIOD. PURCHASES AND SALES OF PORTFOLIO SECURITIES (EXCLUDING SHORT-TERM SECURITIES) FOR THE YEAR ENDED JUNE 30, 2004 WERE $3,486,341 AND $10,058,351, RESPECTIVELY.


NOTES TO FINANCIAL STATEMENTS APPEAR IN THE FUND'S ANNUAL REPORT.

PRIVACY POLICY

     In the course of doing business with Ameristock Corporation, its affiliates and the Ameristock Funds, you share personal and financial information with us. We treat this information as con-fidential and recognize the importance of protecting access to it.

     COLLECTION OF CUSTOMER INFORMATION
     You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, request for forms or literature, and your account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

     DISCLOSURE OF CUSTOMER INFORMATION
     We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs. We may also share that information with companies that perform services for Ameristock. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

     SECURITY OF CUSTOMER INFORMATION
     We require service providers to Ameristock to maintain physical, electronic, and procedural safeguards to protect your personal information.

                           NOT PART OF THIS PROSPECTUS

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND


     The Statements of Additional Information ("SAI") dated November 1, 2004 for the Funds, which include additional information about the Funds, are incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at (800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.


     Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

     AMERISTOCK MUTUAL FUNDS
     1320 Harbor Bay Parkway, Suite 145
     Alameda, California 94502

     INVESTMENT ADVISER
     Ameristock Corporation
     1320 Harbor Bay Parkway, Suite 145
     Alameda, California 94502

     CUSTODIAN
     U.S. Bank
     425 Walnut Street
     Cincinnati, Ohio 45202

     LEGAL COUNSEL
     Sutherland Asbill & Brennan LLP
     1275 Pennsylvania Avenue, N.W.
     Washington, D.C. 20004-2415

     INDEPENDENT AUDITOR

     Tait, Weller & Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103


     TRANSFER AGENT, ADMINISTRATOR AND
     BOOKKEEPING AND PRICING AGENT
     ALPS Mutual Funds Services, Inc.
     1625 Broadway, Suite 2200
     Denver, Colorado 80202

     DISTRIBUTOR
     ALPS Distributors, Inc.
     1625 Broadway, Suite 2200
     Denver, Colorado 80202

     INVESTMENT COMPANY ACT FILE NOS.:
          Ameristock Mutual Fund, Inc.:  811-09090
          Ameristock Focused Value Fund: 811-10141

     Funds distributed by ALPS DISTRIBUTORS, INC.

                          AMERISTOCK FOCUSED VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Ameristock Focused Value Fund (the "Fund") dated November 1, 2004. The Fund is a portfolio of Davis Park Series Trust, a Delaware business trust (the "Trust"). Certain information from the Fund's latest Annual Report is incorporated by reference in this Statement of Additional Information. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, or obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at http://www.sec.gov. To obtain a copy of the Prospectus and Annual Report, without charge, please write to the Fund at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502 or call (800) 394-5064.


                                TABLE OF CONTENTS

            Investments and Risks                                  2
            Management Agreement                                   8
            Management of the Fund                                 9
            Ownership of Shares                                   13
            Portfolio Turnover                                    13
            Portfolio Transactions and Brokerage                  14
            Share Redemptions                                     14
            Distributor                                           15
            Net Asset Value                                       15
            Taxation of the Fund                                  16
            Additional Information                                17
            Financial Statements                                  17

                              INVESTMENTS AND RISKS

CLASSIFICATION

Ameristock Focused Value Fund is a non-diversified, open-end management investment company.

INFORMATION ON EACH FUND'S INVESTMENTS

The Fund has an investment objective of seeking capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary - Ameristock Focused Value Fund".

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

CONVERTIBLE SECURITIES. The Fund may invest in securities convertible into common or preferred stock. Such securities allow the holder to convert the securities into another specified security of the same issuer at a specified conversion ratio at some specified future date or period. The market value of a convertible security generally includes a premium that reflects the conversion right. If any convertible security remains unconverted after the expiration of the conversion period, the market value will fall to the extent of that premium.

PREFERRED STOCKS. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities generally entail less risk than common stocks of the same issuer, but tend to have less possibility of capital appreciation. Such securities may pay cumulative dividends. In selecting preferred stocks, the Fund's Investment Adviser will use its selection criteria for either common stocks or debt securities, depending on the Investment Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure.

SECURITIES LENDING. Securities lending allows the Fund to retain ownership of the securities loaned out and, at the same time, to earn additional income. The Fund may lend portfolio securities constituting up to one-third of its total asset value (which includes collateral at market value computed at the time of making the loan). Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to U.S. or foreign banks or broker-dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of the Investment Adviser, the consideration to be earned from such loans justifies the risk.

Under Securities and Exchange Commission (SEC) staff positions, the Fund may engage in loan transactions only under the following conditions: (i) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) the Investment Adviser must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash collateral received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Investment Adviser determines the liquidity of the Fund's investments and, through reports from the Investment Adviser, the Board of Trustees monitors investments in illiquid instruments. In determining the liquidity of securities traded among institutional investors under SEC Rule 144A, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of each Fund's net assets would be invested in such securities.

FOREIGN EXPOSURE. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

In general, the Fund will invest in foreign companies through the purchase of American Depositary Receipts ("ADRs"), which are receipts typically issued by U.S. banks and traded in U.S. markets evidencing ownership of the underlying foreign securities into which they are convertible. ADRs may be sponsored or unsponsored. Unsponsored ADRs may be created without the participation of the foreign issuer, and holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs of a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

FOREIGN CURRENCY TRANSACTIONS. In connection with its investments in securities traded in a foreign currency, the Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the Fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

OPTIONS. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash determined based on the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio and will increase the Fund's income. Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. To help ensure a liquid market, the Fund generally will not purchase or sell options that are not listed on a national securities exchange. Among the possible reasons for the absence of a liquid option market on an exchange are:
(i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

FUTURES. The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions, but there can be no assurance that the position can be offset prior to settlement at an advantageous price and that delivery will not occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

SEGREGATED ACCOUNTS. If the Fund enters into a futures contract or writes an option or an option on a futures contract, it will be required to segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

FIXED INCOME SECURITIES. The Fund may invest in fixed income securities (including corporate debt securities, bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). Fixed income securities prices fluctuate inversely with interest rate movements. Other fixed income risk factors include default risk.

HIGH-YIELD SECURITIES. The Fund may, from time to time, invest in lower-rated fixed income securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Investment Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Investment Adviser's discretion to invest in such securities are set forth below.

In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities or "junk bonds") have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

Securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the Fund may incur additional expenses in seeking recovery of principal or interest on the relevant portfolio holding.

In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the Fund's ability to dispose of such securities, when the Investment Adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the Fund to accurately value lower-rated securities and, consequently, determine the Fund's net asset value. Furthermore, adverse publicity and investor perceptions, whether or not based on the fundamental analysis of particular securities, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

Furthermore, it is possible that a major economic recession could severely disrupt the market for lower-rated securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Standard & Poor's Corporation ("S&P") is a private service that provides ratings of the credit quality of debt obligations. These ratings represents S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, available ratings may be outdated or otherwise unreliable.

OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

POLICIES

Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the Fund's fundamental investment policies set forth in their entirety. The Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;


     3. issue senior securities, except as permitted under the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;


     4. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the Investment Company Act of 1940) of at least 300%;

     5. act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     6. invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

     7. (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

     8. purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

     9. make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

The foregoing restrictions, as well as the Fund's investment objective of seeking capital appreciation, are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

MANAGEMENT AGREEMENT


The Fund's investment adviser is Ameristock Corporation, 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502 (the "Investment Adviser"). The Investment Adviser is a wholly-owned subsidiary of Wainwright Holdings, Inc. ("Wainwright"). Nicholas D. Gerber, President of the Investment Adviser, controls Wainwright by virtue of his ownership of Wainwright's shares. Wainwright is a holding company that, in addition to owning the Investment Adviser, owns an insurance company organized under Bermuda law.


Under the Management Agreement with the Trust, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).


Under the Management Agreement, the Fund pays as compensation a fee for the services of the Investment Adviser, accrued daily and payable monthly, at an annual rate of 1.35% of the Fund's average net assets. For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Fund paid fees to the Investment Adviser in the amounts of $227,521, $291,593 and $277,928, respectively.

Effective June 1, 2004, the Investment Adviser has agreed to waive a portion its advisory fee for the Fund in the amount of 0.35% of the Fund's average net assets in excess of $10 million. This waiver will remain in effect until at least October 31, 2005. Thereafter, the Investment Adviser may revoke the waiver at any time on at least sixty (60) days' notice to the Fund.

When the Board of Trustees, including the independent trustees, approved the renewal of the Management Agreement on May 8, 2004, the Board considered, among other matters, the following: the terms of the Management Agreement, the investment performance of the Fund, the quality of the administrative services provided by the Investment Adviser, the Fund's expenses and expense ratios, the investment performance and expense ratios of comparable funds, the size of the Fund, the profitability of the Investment Adviser (including the effect of distribution expenses paid by the Investment Adviser on its profitability), potential economies of scale, the financial resources of the Investment Adviser, and the Investment Adviser's agreement to put in place the fee waiver discussed above. While the Board expressed concern about the Fund's recent inconsistent performance and low asset base, it determined to renew the Management Agreement in light of the Investment Adviser's past performance, the fee waiver, and the Investment Adviser's commitment to improvement in the areas of concern.

The Investment Adviser is responsible for voting proxies on securities held by the Fund. Under the Investment Adviser's Proxy Voting Guidelines, proxies are voted in the best long-range financial interest of the Fund as determined by the Fund's portfolio managers. In general, routine matters are voted in accordance with management recommendations. The Proxy Voting Guidelines also include specific guidelines for voting on certain types of proxy issues, including anti-greenmail proposals, social and political proposals, and proposals relating to shareholder reporting and financial controls. Because the Investment Adviser's only clients are the Fund and another investment company, the Investment Adviser does not expect conflicts between the interests of the Fund and those of the Investment Adviser to arise frequently. Information regarding how the Fund voted proxies during the 12-month period ended June 30, 2004 is available (1) without charge through the Fund's website at http://www.ameristock.com (from the home page, click on Ameristock Focused Value
Fund) and (2) on the SEC's website at http://www.sec.gov.

ALPS Mutual Funds Services, Inc. 1625 Broadway, Suite 2200, Denver, Colorado 80202 ("ALPS Services") performs certain administrative services to the Fund pursuant to an Administration Agreement between ALPS Services and the Fund. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Fund's independent accountant, assisting with the preparation of reports to the Fund's shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Fund, monitoring the Fund's status as a regulated investment company, maintaining the Fund's fidelity bond, monitoring compliance with the policies and limitations of the Fund as set forth in the Prospectus and Statement of Additional Information and generally assisting in the Fund's operations. ALPS Services also acts as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement and as bookkeeping and pricing agent for the Fund pursuant to a Fund Accounting and Services Agreement between ALPS Services and the Fund. All of the fees and expenses payable to ALPS Services under such agreements and to ALPS Distributors, Inc. under the Distribution Agreement (see "Distribution" below) with respect to the Fund and to another fund managed by the Investment Adviser are paid by the Investment Adviser pursuant to an Amended Combined Fee Agreement. Total fees paid thereunder to ALPS Services and ALPS Distributors, Inc. by the Investment Adviser during the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002 were $1,094,688, $953,398 and $651,288, respectively.

MANAGEMENT OF THE FUND


BOARD OF TRUSTEES


     The business and affairs of the Trust, of which the Fund is the only portfolio, are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as "Interested Trustees"


                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS IN      OTHER
                                 POSITION(S)                                                           FUND COMPLEX    DIRECTORSHIPS
                                  HELD WITH       LENGTH OF         PRINCIPAL OCCUPATION(S)            OVERSEEN BY        HELD BY
    NAME, ADDRESS, AND AGE(1)     THE TRUST      TIME SERVED(2)       DURING PAST 5 YEARS               TRUSTEE(3)       TRUSTEE(4)
    -------------------------   -------------   ---------------   -------------------------------      -------------   -------------
INDEPENDENT TRUSTEES

Alev Efendioglu, PhD. (62)      Trustee         Since 2000        Professor of  Management,  School          2                0
                                                                  of   Business   and   Management,
                                                                  University   of   San   Francisco
                                                                  (1977-Present).

Stephen J. Marsh (51)           Trustee         Since 2000        President,   Bridgeway   Cellars,          2                0
                                                                  Inc.     (2003-Present)     (wine
                                                                  merchant/distributor).     Senior
                                                                  Vice  President,   FMV  Opinions,
                                                                  Inc.       (appraisal       firm)
                                                                  (1998-2003).

Steven A. Wood (56)             Trustee         Since 2003        President  and  Chief  Economist,          2                0
                                                                  Insight Economics,  LLC (economic
                                                                  consulting                  firm)
                                                                  (2003-Present).             Chief
                                                                  Economist,    Financial    Oxygen
                                                                  (capital    markets    technology
                                                                  company)   (2001-2003).    Senior
                                                                  Economist,    Bank   of   America
                                                                  Securities (1985-2000).

       INTERESTED TRUSTEE

Nicholas D. Gerber (42)(5)      Chairman,       Since 2000        President,             Ameristock          2                0
                                President,                        Corporation  (investment advisory
                                Treasurer,                        firm);  Portfolio  Manager of the
                                Chief Legal                       Fund.    President,    Wainwright
                                Officer and                       Holdings,    Inc.,    and   Chief
                                Trustee                           Investment  Officer,  Lyons  Gate
                                                                  Reinsurance Ltd. (2004-present).

            OFFICERS

Howard Mah (40)                 Secretary and   Since 2000        Portfolio Manager of the                 N/A              N/A
                                Chief                             Ameristock Focused Value Fund
                                Compliance                        and Compliance Officer of the
                                Officer                           Investment Adviser(2000-Present).
                                                                  Tax and financial consultant in
                                                                  private practice (1995-Present).

Derek Mullins (30)              Assistant       Since 2003        Fund Controller (1999-Present)           N/A               N/A
ALPS Mutual Fund Services,      Secretary                         and Assistant Controller
Inc.                                                              (1996-1999), ALPS Mutual Fund
1625 Broadway                                                     Services, Inc.(6)
Suite 2000
Denver, CO 80202

1 Each trustee or officer other than Mr. Mullins may be contacted by writing to the trustee or officer, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

2 Each trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the trustee dies, resigns or is removed.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently two Funds in the Fund Complex.


4 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


5 Nicholas D. Gerber and Andrew Ngim are "interested persons" by reason of their positions as Chairman and Managing Director, respectively, of the Investment Adviser.

6 ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and is an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

COMPENSATION


The trustees of the Trust who are employees or trustees of the Investment Adviser receive no compensation from the Trust. Effective October 1, 2003, each of the Independent Trustees is paid $28,000 per year for their services to the Fund and the Ameristock Mutual Fund, Inc., payable quarterly and allocated between the Fund and the Ameristock Mutual Fund, Inc. based on their respective net assets, and is reimbursed for the expenses of attending Board meetings and for certain educational expenses. Under the Management Agreement, Independent Trustee fees allocable to the Trust are paid by the Investment Adviser. Compensation paid to Independent Trustees for the last fiscal year is set forth below.


                                                                                                        TOTAL
                                                                                                    COMPENSATION
                                  AGGREGATE            PENSION OR             ESTIMATED             FROM FUND AND
                              COMPENSATION FROM        RETIREMENT          ANNUAL BENEFITS          FUND COMPLEX
DIRECTOR                          THE FUND*             BENEFITS           UPON RETIREMENT        PAID TO TRUSTEES*
-------------------------------------------------------------------------------------------------------------------

Alev Efendioglu, Ph.D.        $             235        $        0          $             0        $        26,000
Stephen J. Marsh              $             235        $        0          $             0        $        26,000
Steven A. Wood                $             235        $        0          $             0        $        26,000


* Includes amounts paid by the Investment Adviser that are allocable to the Fund.

SHARE OWNERSHIP


The following table sets forth the dollar range of shares beneficially owned by each Trustee as of December 31, 2003:



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY SECURITIES IN      TRUSTEE IN FAMILY OF INVESTMENT
              DIRECTOR                       AMERISTOCK FOCUSED VALUE FUND*                 COMPANIES*
-----------------------------------------------------------------------------------------------------------------
Alev Efendioglu, Ph.D.                    $10,001 - $50,000                            $50,001 - $100,000
Nicholas D. Gerber                        Over $100,000                                Over $100,000
Stephen J. Marsh                          $10,001 - $50,000                            $50,001 - $100,000
Steven A. Wood                            $0                                           $1 - $10,000



* Based on December 31, 2003 net asset value of $22.71 per share.

BOARD COMMITTEES

The Board of Trustees has established an Audit Committee that is made up of each of the Fund's independent trustees. The Board has adopted a formal written charter for the Audit Committee. The role of the Audit Committee includes oversight of the Fund's accounting and financial reporting policies and practices, its internal controls and procedures for financial reporting and, as appropriate, the internal controls of service providers; consideration of the provision of audit and any non-audit services by the Fund's independent accountants; and oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof. During the fiscal year ended June 30, 2004, the Audit Committee held two meetings.

The Board has also established a Fair Value Committee made up of Mr. Gerber, Mr. Efendioglu and Mr. Marsh. The role of the Fair Value Committee is to monitor and review the Fund's pricing procedures and make determinations of "fair value" where market quotations are not readily available. The Fair Value Committee met twice during the fiscal year ended June 30, 2004.

CODE OF ETHICS

Each Fund, the Investment Adviser and ALPS Distributors, Inc. have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. Code of Ethics of the Fund and the Investment Adviser permits personnel subject to the Code to invest in securities that may be purchased or held by the Fund, except that (i) such person may not purchase or sell any security on a day during which, to his knowledge, the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn and (ii) no portfolio manager of a Fund shall buy or sell a security within at least seven calendar days before or after the Fund trades in that security. The Code of Ethics of ALPS Distributors, Inc. permits personnel subject to such Code to invest in securities that may be purchased or held by the Fund, except that such person may not purchase or sell any security which he or she knows or should have known at the time of purchase or sale is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.


OWNERSHIP OF SHARES


The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of October 22, 2004:




                     NAME AND ADDRESS                                            PERCENTAGE HELD
                     ----------------                                            ---------------
               National Financial Services*                                           24.55%
                    1 Financial Center
                    200 Liberty Street
                    New York, NY 10281

                 Fiserv Securities Corp.**                                            22.33%
                  FBO Trade House Account
                     1 Commerce Square
                    2005 Market Street

                  Philadelphia, PA 19128

            National Investors Services Corp.*                                        10.60%
                      55 Water Street
                    New York, NY 10041


* Shares held in "street name" for the benefit of others.

** Shares held for the benefit of the Investment Adviser.

As of October 22, 2004, all officers and trustees as a group beneficially owned approximately 3.9% of the outstanding shares of the Fund.


PORTFOLIO TURNOVER

A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal years ended June 30, 2004 and June 30, 2003, the Fund's portfolio turnover was 23.44% and 14.28%, respectively.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.


In selecting a broker to execute each transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis; and the willingness of the broker to make cash payments to the Fund for orders. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, as determined in good faith by the Investment Adviser, by other aspects of the portfolio execution services offered. The Investment Adviser does not normally consider research services, including economic data and statistical information about companies and industries, provided by brokers as a factor in the selection of brokers, although the Investment Adviser may receive such research services from time to time, and may consider such research services in the future.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Fund paid brokerage commissions in the amounts of $40,637, $64,589 and $171,145, respectively. Differences in brokerage commissions paid during the fiscal year ended June 30, 2004 compared to prior periods are primarily the result of differences in the trade volume generated by the Fund during such periods.


SHARE REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by each Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc., a registered NASD broker-dealer ("ALPS"). The address of ALPS is 1625 Broadway, Suite 2200, Denver, Colorado 80202. Pursuant to the Distribution Agreement between the Fund and ALPS, ALPS has agreed to hold itself available to receive orders for the purchase of the Fund's shares, to accept such orders on behalf of the Fund and to promptly transmit such orders to the Fund's transfer agent. ALPS does not receive any commissions or other compensation for the sale of shares of the Fund other than the compensation paid by the Investment Advisor to ALPS pursuant to the Combined Fee Agreement. ALPS is not obligated to sell any certain number of shares.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets by the total number of shares of the Fund outstanding.

The Fund has adopted pricing procedures by which the Fund will value various types of portfolio securities in determining its net asset value. Set forth below is a summary of procedures used to value certain portfolio securities most commonly held by the Fund.

All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange ("NYSE"). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. If market quotations are not readily available, then the "fair value" of such security will be determined as described below.

For securities traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a national securities exchange are valued at the last sale price at the close of business on the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sale price , Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked prices will be used. If no reliable market value can be determined for a non-exchange listed security under this paragraph, a "fair value" will be determined as described below.

Foreign securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and asked prices. Certain markets are not closed at the time that the Fund prices portfolio securities. In these situations, "snapshot" prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise "fair value" will be determined.

U.S. Government and Agency securities are valued at the mean between the bid and the asked prices. Other fixed income securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, quotations will be obtained from broker-dealers and the securities will be valued at the mean between the bid and the offer. Fixed income securities that have a maturity of less than 60 days are valued by the amortized cost method, which is intended to approximate market value.

When market quotations for a portfolio security are not "readily available," the Fund is required by law to value such security at "fair value" as determined in good faith by the Fund's Board of Trustees. Securities for which market quotations are not "readily available" may include (i) restricted or illiquid securities, (ii) securities as to which significant events have occurred between the time of the market quotation and the valuation of the Fund's net asset value which may materially impact the Fund's net asset valuation, (iii) securities as to which trading has been halted or suspended or the security has not traded since the prior day, or there is a thin market in the security, or (iv) securities as to which the primary trading market has been closed at a time when under normal conditions it would be open. The Board of Trustees has adopted procedures for determining the "fair value" of such securities. The Fair Value Committee of the Board, consisting of a member of the Board employed by the Adviser and two non-interested Board members, will make determinations of "fair value" in accordance with such procedures. The use of such "fair value" procedures may result in the Fund's net asset value on a given day being higher or lower than the net asset value which would have resulted if such procedures were not used.


TAXATION OF THE FUND


The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund has to satisfy certain sources of income, asset diversification, and income distribution rules. Qualification as a regulated investment company will result in the Fund's paying no income taxes on net investment company taxable income and realized net capital gains distributed to shareholders. The Fund will be subject to a non-deductible 4% U.S. federal excise tax to the extent it does not distribute at least the sum of 98% of its ordinary income and 98% of its relevant capital gain net income, but will generally endeavor to avoid any such tax. If the "regulated investment company" requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax on all its income (without regard to any dividends or capital gain distributions provided to shareholders), thus reducing the total return of the Fund. In that event, all distributions to shareholders will be taxed as ordinary dividends (to the extent of the Fund's current and accumulated tax earnings and profits), subject to taxation at a maximum rate of 15 percent.

Statements as to the tax status of the shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

ADDITIONAL INFORMATION

The Fund is an open-end management investment company and is a portfolio of Davis Park Series Trust, a Delaware business trust organized on August 17, 2000 (the "Trust"). The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Fund. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that Ameristock Corporation ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the assets of each Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its officers and directors, and the Fund's trustees may from time to time have transactions with various banks, including banks serving as custodians for assets advised by the Investment Adviser.


Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 (the "Auditors") serve as independent accountants to the Trust. The Auditors conduct the audit of the Trust's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund.


FINANCIAL STATEMENTS


The financial statements in the June 30, 2004 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report for the period ended June 30, 2004 have been audited by Tait, Weller & Baker, whose report thereon appears in the Annual Report. The statement of changes in net assets for the year ended June 30, 2003 and the financial highlights for each of the two years ended June 30, 2003 and the period December 26, 2000 to June 30, 2001, which were audited by McCurdy & Associates CPA's, Inc., the Fund's prior auditors, are incorporated in this Statement of Additional Information by reference to the Annual Report for the year ended June 30, 2003. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

     Item 23.     EXHIBITS.
                  --------

                  EXHIBIT            DESCRIPTION
                  --------           -----------
                     a               Agreement and Declaration of Trust (1)

                     b               By-Laws (1)

                     c               None

                     d(1)            Management Agreement (2)

                     d(2)            Form of Amendment to Management Agreement (5)

                     e(1)            Distribution Agreement (3)

                     e(2)            Form of First Amendment to Distribution Agreement (5)

                     e(3)            Form of Second Amendment to Distribution Agreement (5)

                     f               None

                     g               Custody Agreement (2)

                     h(1)            Form of Transfer Agency and Service Agreement (5)

                     h(2)            Fund Accounting and Services Agreement (3)

                     h(3)            Administration Agreement (3)

                     h(4)            Form of Amendment to Transfer Agency and Service Agreement (5)

                     h(5)            Form of Amendment to Fund Accounting and Services Agreement (5)

                     h(6)            Form of Amendment to Administration Agreement (5)

                     h(7)            Form of Second Amended Combined Fee Agreement

                     i(1)            Opinion and Consent (2)

                     i(2)            Consent

                     j(1)            Consent of Tait, Weller & Baker

                     j(2)            Consent of McCurdy & Associates CPA's, Inc.

                     k               None

                     l               Subscription Agreement (2)

                     m               None

                     p(1)            Amended Code of Ethics of Funds and Adviser (4)

                     p(2)            Code of Ethics of Distributor (4)

(1) Incorporated by reference to corresponding exhibit of Registration Statement filed September 19, 2000.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 1 filed December 15, 2000.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 3 filed May 22, 2001.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 4 filed October 5, 2001.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 6 filed August 29, 2003.

       Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
                --------------------------------------------------------------

                The Fund and Ameristock Mutual Fund, Inc. may be deemed to be under the common control of the Investment Adviser, which is a wholly-owned subsidiary of Wainwright Holdings, Inc. ("Wainwright"), a Delaware corporation. Nicholas D. Gerber, the Chairman of the Fund and President of the Investment Adviser, owns more than 25% of the outstanding voting shares of Wainwright. Wainwright also controls Lyons Gate Reinsurance Ltd., an insurance company organized under Bermuda law.

Item 25.        INDEMNIFICATION.
                ---------------

                Reference is made to Article IV of the Registrant's Agreement and Declaration of Trust filed as Exhibit a. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.        BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
                --------------------------------------------------------

                None.

Item 27.        PRINCIPAL UNDERWRITER.
                ---------------------

                (a) The sole principal underwriter for the Fund is ALPS
                    Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Ameristock Mutual Fund, Inc., Westcore Trust, Financial Investors Trust, First Funds, Stonebridge Growth Fund, Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, BLDRS Index Fund Trust, Firsthand Funds, Holland Balanced Fund, Financial Investors Variable Insurance Trust, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc., Williams Capital Management Trust, Black Diamond Funds, Wasatch Funds, State Street Institutional Investment Trust, AGILEX Funds, Williams Capital Management Trust, Agile Funds, Milestone Funds and PowerShares Trust.

                (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

                    NAME AND PRINCIPAL BUSINESS   POSITIONS AND OFFICES   POSITIONS AND OFFICES WITH
                              ADDRESS*               WITH REGISTRANT              UNDERWRITER
                    ----------------------------- ----------------------- ----------------------------
                    W. Robert Alexander                    None           Chairman, Chief Executive
                                                                          Officer and Secretary

                    Thomas A. Carter                       None           Chief Financial Officer
                                                                          and Director

                    Edmund J. Burke                        None           President and Director

                    Robert Szydlowski                      None           Vice President

                    Jeremy O. May                          None           Senior Vice  President  and
                                                                          Director

                    Rick A. Pederson                       None           Director

                * All addresses are 1625 Broadway, Suite 2200, Denver, Colorado
                  80202.

                (c) Not Applicable.

Item 28.        LOCATION OF ACCOUNTS AND RECORDS.
                --------------------------------

                (a) Ameristock Corporation, 1320 Harbor Bay Parkway, Suite
                    145, Alameda, CA 94502 (records relating to its function as investment adviser for Ameristock Focused Value Fund).

                (b) ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite
                    2200, Denver, Colorado 80202 (records relating to its functions as administrator, transfer agent and fund accounting and services agent for Ameristock Focused Value
                    Fund).

                (c) ALPS Distributors, Inc., 1625 Broadway, Suite 2200,
                    Denver, Colorado 80202 (records relating to its functions as distributor for Ameristock Focused Value Fund).

                (d) U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201
                    (records relating to its function as custodian for Ameristock Focused Value Fund).

Item 29.        MANAGEMENT SERVICES.
                -------------------

                Not applicable.

Item 30.        UNDERTAKINGS.
                ------------

                Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Moraga, State of California, on the 25th day of October, 2004. The Registrant represents that this Amendment is filed solely for one or more purposes set forth in Rule 485(b)(1) and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the filing of Registrant's most recent post-effective amendment to the Registration Statement.

                                           DAVIS PARK SERIES TRUST

                                           By:  /s/  Nicholas D. Gerber
                                               ---------------------------------
                                                Nicholas D. Gerber, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----
 /s/  Nicholas D. Gerber                    Chairman, President, Treasurer              October 25, 2004
------------------------------------        and Trustee
Nicholas D. Gerber

 /s/  Alev Efendioglu                       Trustee                                     October 25, 2004
------------------------------------
Alev Efendioglu

/s/  Stephen J. Marsh                       Trustee                                     October 25, 2004
------------------------------------
Stephen J. Marsh

/s/ Steven A. Wood                          Trustee                                     October 25, 2004
------------------------------------
Steven A. Wood

/s/ Howard Mah                              Secretary                                   October 25, 2004
------------------------------------
Howard Mah